ASSET AND LIABILITIES HELD FOR SALE	12 Months Ended
Dec. 31, 2025
Asset and liabilities held for sale [Abstract]
ASSET AND LIABILITIES HELD FOR SALE [Text Block]

24. ASSET AND LIABILITIES HELD FOR SALE

On November 24, 2025, the Company announced that it entered into a definitive share purchase agreement with Guanajuato Silver Company Ltd., to sell 100% of the issued and outstanding shares of Mina Bolañitos. The closing of the sale of Mina Bolañitos was finalized on January 15, 2026. On closing of the sale, the Company received an upfront portion of the consideration, comprising of $30.0 cash payment and 36.9 million common shares of Guanajuato Silver.

The fair value of the Guanajuato Silver common shares received of $20.2 was determined based on the Guanajuato Silver's quoted share price of C$0.76 per share on the closing date of the disposal. In accordance with the share purchase agreement, the cash consideration was subject to customary post-closing adjustment for working capital. Upon closing, the Company became entitled to VAT refunds for pre-closing periods that are received in cash within 18 months, net of related costs.

The total upfront consideration for the sale of the Mina Bolañitos consisted of the following components:

Cash Consideration	$30.0
Common shares received	20.2
Working capital adjustment	5.2
Total upfront consideration	$55.4

In addition to the upfront consideration, the fair value of the transaction at the closing date includes the fair value of the deferred considerations totaling up to $10.0, contingent upon achieving production milestones of two million and four million silver-equivalent ounces. The deferred contingent consideration payments were measured at fair value based on management's assessment of the likelihood of meeting each applicable production milestone, incorporating forecasted production and discounted to their present value with the appropriate discount rate.

As at January 15, 2026, the fair value less costs to sell and carry value of Mina Bolañitos were as follows:

Upfront consideration	$55.4
Deferred payments	7.6
Less: costs to sell	(0.1)
Fair value less costs to sell	$62.9

Carrying value of net assets disposed	$28.2
Gain on disposal	$34.7

As a result of the sale, the Company expects to recognize a gain on disposal of $34.7 in the first quarter of 2026.

Management concluded that Bolañitos met the criteria defined in IFRS 5 Assets held for sale and discontinued operations and therefore, the assets and liabilities of the Mina Bolañitos were measured, classified and presented as held for sale as of December 31, 2025. Based on the estimated fair value less costs to sell, management determined that carrying amount was lower than fair value less costs to sell and no impairment loss was required to be recognized on the Mina Bolañitos at December 31, 2025.

At December 31, 2025, the carrying amounts of the assets and liabilities relating to the Mina Bolañitos, reported as a separate operating segment (Note 19) and classified as held for sale, were as follows:

December 31, 2025
Assets held for Sale
Cash and cash equivalents	$8.3
Trade and other receivables	6.4
Inventories	4.5
Mineral properties, plant and equipment	26.1
Deferred income tax assets	2.0
Other assets	0.3
$47.6
Liabilities relating to assets held for sale
Accounts payable and accrued liabilities	$8.1
Income tax payable	8.1
Reclamation and closure provisions	4.1
Other liabilities	1.2
$21.5

Net assets held for sale	$26.1